UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 9, 2009

CBS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-09553	04-2949533
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

51 West 52nd Street, New York, New York	10019
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (212) 975-4321

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of
Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  On June 9, 2009, the stockholders of CBS Corporation (the “Company”), acting at the Company’s Annual Meeting of Stockholder’s (the “Annual Meeting”), approved: (i) the CBS Corporation 2009 Long-Term Incentive Plan (the “2009 LTIP”); (ii) amendments to the Company’s 2000 Stock Option Plan for Outside Directors (as amended and restated through June 9, 2009, the “2000 Stock Option Plan for Outside Directors”); and (iii) amendments to the Company’s 2005 RSU Plan for Outside Directors (as amended and restated through June 9, 2009, the “2005 RSU Plan for Outside Directors”). The terms of each of the 2009 LTIP, the 2000 Stock Option Plan for Outside Directors and the 2005 RSU Plan for Outside Directors are set forth in the proxy statement dated April 24, 2009 for the Annual Meeting, filed by the Company with the Securities and Exchange Commission on April 24, 2009, as amended on April 27, 2009 (collectively, the “Proxy Statement”). The description of the 2009 LTIP in the section of the Proxy Statement titled “Item 3—Proposal to Approve the CBS Corporation 2009 Long-Term Incentive Plan,” the description of the 2000 Stock Option Plan for Outside Directors in the section of the Proxy Statement titled “Item 4—Proposal to Approve Amended and Restated CBS Corporation 2000 Stock Option Plan for Outside Directors” and the description of the 2005 RSU Plan for Outside Directors in the section of the Proxy Statement titled “Item 5—Proposal to Approve Amended and Restated CBS Corporation 2005 RSU Plan for Outside Directors” are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.
Exhibit Number	Description of Exhibit

10.1	CBS Corporation 2009 Long-Term Incentive Plan incorporated herein by reference to Annex A of the Company’s Proxy Statement dated April 24, 2009

10.2

CBS Corporation 2000 Stock Option Plan for Outside Directors, as

amended and restated through June 9, 2009, incorporated herein by reference to Annex B of the Company’s Proxy Statement dated April 24,

2009

10.3	CBS Corporation 2005 RSU Plan for Outside Directors, as amended and restated through June 9, 2009, incorporated herein by reference to Annex C of the Company’s Proxy Statement dated April 24, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBS CORPORATION

(Registrant)

By:	/s/ Louis J. Briskman
Name:	Louis J. Briskman
Title:	Executive Vice President and General Counsel

Date: June 10, 2009

Exhibit Index

Exhibit Number	Description of Exhibit

10.1	CBS Corporation 2009 Long-Term Incentive Plan incorporated herein by reference to Annex A of the Company’s Proxy Statement dated April 24, 2009

10.2

CBS Corporation 2000 Stock Option Plan for Outside Directors, as

amended and restated through June 9, 2009, incorporated herein by reference to Annex B of the Company’s Proxy Statement dated April 24,

2009

10.3	CBS Corporation 2005 RSU Plan for Outside Directors, as amended and restated through June 9, 2009, incorporated herein by reference to Annex C of the Company’s Proxy Statement dated April 24, 2009